UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 8, 2020 (May 5, 2020)

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31989	91-2145721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12120 Sunset Hills Road, Suite 330, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Item 1.03          Bankruptcy or Receivership.

Confirmation of the Plan

As previously disclosed, on March 16, 2020, Internap Corporation (“INAP”) and its affiliates Datagram LLC, Hosting Intellect LLC, Internap Connectivity LLC, SingleHop LLC, Ubersmith, Inc. and Internap Technology Solutions Inc. (collectively with INAP, the “Company”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York, White Plains Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s Chapter 11 Cases are jointly administered under the caption In re Internap Technology Solutions Inc. et al.

On May 5, 2020, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order (i) Approving Disclosure Statement, (ii) Confirming First Amended Joint Prepackaged Chapter 11 Plan of Internap Corporation and Its Affiliated Debtors and Debtors in Possession and (iii) Granting Related Relief (the “Confirmation Order”), which approved and confirmed the First Amended Joint Prepackaged Chapter 11 Plan of Internap Corporation and Its Affiliated Debtors and Debtors in Possession (the “Plan”).

The Company expects that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (the “Effective Date”). Although the Company is expecting the occurrence of the Effective Date as soon as reasonably practicable, the Company can make no assurance as to when, or ultimately if, the Plan will become effective. It is also possible that amendments could be made to the Plan prior to the Effective Date.

Summary of Material Features of the Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan.  This summary is qualified in its entirety by reference to the full text of the Confirmation Order and the Plan, which are attached hereto as Exhibits 99.1 and 2.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.  Any capitalized terms not defined in this Current Report on Form 8-K have the meanings assigned to them in the Plan.

Treatment of Claims and Interests under the Plan

The Plan contemplates the following treatment of claims against and interests in the Company:

•
On the Effective Date, the principal amount of loans extended under the DIP Facility will convert to loans under the Priority Exit Facility. Accrued interest and other obligations under the DIP Facility will be paid in full in cash on the Effective Date.

•
On the Effective Date, each holder of an Allowed Existing Loan Claim shall receive its pro rata share of (i) commitments under the New Term Loan Facility; and (ii) 100% of New Common Equity, subject to dilution by the Management Incentive Plan and the New Common Equity Warrants.

•
Except to the extent previously paid during the Chapter 11 Cases or such holder agrees to less favorable treatment, each holder of an Allowed General Unsecured Claim shall receive from each relevant Debtor, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, each such claim, (i) payment equal to the allowed amount of such claim, in cash, as and when such claim becomes due and payable in the ordinary course of the applicable Debtor’s business or in accordance with applicable court order (plus any interest accrued after the Petition Date with respect to such claim to the extent required by law to render such claim unimpaired, as determined by the Debtors or ordered by the Bankruptcy Court), or (ii) such other treatment that renders such holder unimpaired.

•
All Existing Equity Interests will be cancelled, released, and extinguished as of the Effective Date, and holders of Existing Equity Interests shall not receive or retain any property under the Plan on account of such Existing Equity Interests. Notwithstanding the foregoing, each holder of Existing Equity Interests that (i) is a beneficial holder of INAP’s common stock as of the Effective Date and (ii) has executed an Existing Equity Release in accordance with the Existing Equity Notice Materials will, on or after the Effective Date, receive its pro rata share of the New Common Equity Warrants, which shall come from amounts that holders of Existing Term Loan Claims would otherwise be entitled to receive under the Plan.

Capital Structure

Pursuant to the Plan, as of the Effective Date INAP will be converted into a Delaware limited liability company (“Internap Holding LLC”) and will issue common units to certain holders of claims against and interests in the Company, and INAP’s shares of existing common stock outstanding immediately prior to the Effective Date will be cancelled. As of May 4, 2020, there were approximately 25,648,870 shares of INAP’s existing common stock outstanding.

Post Emergence Governance and Management

Effective as of the Effective Date, the term of any current members of the board of directors of INAP will conclude. The board of directors of Internap Holding LLC will initially consist of seven directors.

Releases and Exculpations

The Plan provides releases and exculpations for the benefit of the Company, certain of the Company’s claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan.

Certain Information Regarding Assets and Liabilities of the Company

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Annual Report on Form 10-K for the period ended December 31, 2019, filed with the Securities and Exchange Commission on May 7, 2020.

Item 8.01          Other Events.

Trading in INAP’s Securities

INAP cautions that trading in INAP’s securities (including, without limitation, its common stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for INAP’s securities may bear little or no relationship to the actual recovery, if any, by holders of INAP’s securities in the Chapter 11 Cases. INAP expects that its equity holders will experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

Certain statements in this Form 8-K contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are often identified by words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "projects," "forecasts," "plans," "intends," "continue," "could" or "should," that an "opportunity" exists, that the Company is "positioned" for a particular result, statements regarding the Company’s vision or similar expressions or variations. These statements are based on the beliefs and expectations of the Company’s management team based on information available at the time such statements are made. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements.

Therefore, actual future results and trends may differ materially from what is forecast in such forward-looking statements due to a variety of factors. These risks and other important factors discussed under the caption "Risk Factors" in the Company’s most recent Annual Report on Form 10-K filed with the SEC and the Company’s other reports filed with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made in this Form 8-K.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

2.1	First Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Internap Corporation and its Affiliated Debtors and Debtors in Possession, dated April 22, 2020.

99.1
Findings of Fact, Conclusions of Law, and Order (i) Approving Disclosure Statement, (ii) Confirming First Amended Joint Prepackaged Chapter 11 Plan of Internap Corporation and Its Affiliated Debtors and Debtors in Possession and (iii) Granting Related Relief, dated May 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: May 8, 2020	By	/s/ Michael T. Sicoli
Michael T. Sicoli
President, Chief Financial Officer